EXHIBIT 99.1


        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


         On August 6, 2001, MidAmerican Energy Holdings Company announced that its wholly owned CE Electric UK plc subsidiary had entered into an agreement to dispose of its electricity and gas supply assets, related metering businesses and other properties and to acquire Innogy Holdings plc's Yorkshire Electricity distribution business. The parties consummated the transaction on September 21, 2001.

         Northern Electric plc, Northern Electric and Gas Limited and Northern Electric Properties Limited, subsidiaries of CE Electric, sold their electricity and gas supply assets, related metering businesses and other properties to Innogy for approximately $364 million ((pounds)257 million) plus working capital as of June 30, 2001. CE Electric simultaneously purchased Innogy's 94.75% shareholding in Yorkshire Power Group Limited by way of share purchase for approximately $338 million ((pounds)239 million) plus working capital as of June 30, 2001. As a result of the purchase, CE Electric indirectly acquired the subsidiaries of Yorkshire Power Group Limited, through which the distribution business will be operated.

         The following unaudited pro forma condensed consolidated financial statements of MidAmerican Energy Holdings Company are based on the historical consolidated financial statements of MidAmerican Energy Holdings Company and reflect the disposition of CE Electric's electricity and gas supply assets, related metering businesses and other properties. These statements should be read in conjunction with the historical financial statements and the notes thereto.

         On March 14, 2000, an investor group including Berkshire Hathaway Inc., a director and two executive officers of a predecessor company (the "Investor Group") consummated the acquisition of the predecessor of MidAmerican Energy Holdings Company ("MEHC") (the "Teton Transaction"). The unaudited pro forma condensed consolidated statement of operations for the twelve months ended December 31, 2000, presents the historical results of MidAmerican Energy Holdings Company and MEHC and the pro forma adjustments related to the Teton Transaction and the pro forma adjustments related to the disposition of the electricity and gas supply assets, related metering businesses and other properties as if the transactions had occurred January 1, 2000.

         The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2001, presents the historical results of MidAmerican Energy Holdings Company and the pro forma adjustments related to the disposition of the electricity and gas supply assets, related metering businesses and other properties as if the transaction had occurred January 1, 2000.

         The unaudited pro forma condensed consolidated balance sheet as of June 30, 2001, presents the historical results of MidAmerican Energy Holdings Company and the pro forma adjustments related to the disposition of the electricity and gas supply assets, related metering businesses and other properties as if the transaction had occurred on that date. The consideration received from the disposition of the supply and metering businesses and other properties is reflected as an equity investment in Yorkshire Power Group Limited and cash.

         The pro forma adjustments are based on current estimates, information currently available and assumptions that management believes are reasonable under the circumstances. The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and neither purports to represent what the results of operations or financial position would have been had the transactions occurred on the dates assumed, nor to project results of operations or financial position for any future period.



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


                       MIDAMERICAN ENERGY HOLDINGS COMPANY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  For the Twelve Months Ended December 31, 2000
                                 (In thousands)

                                                                                                                          Pro Forma
                                        MEHC        MidAmerican    Historical                  Pro Forma                  Adjusted
                                   (Predecessor) Energy Holdings Consolidated                Consolidated               Consolidated
                                    Jan. 1, 2000 March 14, 2000 Twelve Months               Twelve Months              Twelve Months
                                       through       through        Ended        Merger         Ended      Disposition     Ended
                                   March 13, 2000 Dec. 31, 2000 Dec. 31, 2000  Adjustments  Dec. 31, 2000  Adjustments Dec. 31, 2000
                                   -------------- ------------- -------------  -----------  -------------  ----------- -------------
                                      Note (2)      Note (2)      Note (2)     Note (2)       Note (2)      Note (3)
REVENUES:
Operating revenue                   $ 1,043,072   $ 3,945,716   $ 4,988,788   $         -   $ 4,988,788   $(1,721,084)  $ 3,267,704
Interest and other income                19,484        94,882       114,366             -       114,366             -       114,366
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------
   Total revenues                     1,062,556     4,040,598     5,103,154             -     5,103,154    (1,721,084)    3,382,070
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------
COSTS AND EXPENSES:
Cost of sales                           561,386     2,222,128     2,783,514             -     2,783,514    (1,430,135)    1,353,379
Operating expense                       219,303       904,511     1,123,814          (215)    1,123,599      (170,273)      953,326
Depreciation and amortization            97,278       383,351       480,629        (1,060)      479,569       (35,821)      443,748
Interest expense                        101,330       396,773       498,103           886       498,989        (9,741)      489,248
Less interest capitalized               (15,516)      (85,369)     (100,885)            -      (100,885)        1,213       (99,672)
Losses on non-recurring items             7,605            -          7,605             -         7,605             -         7,605
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------
    Total costs and expenses            971,386     3,821,394     4,792,780          (389)    4,792,391    (1,644,757)    3,147,634
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------

INCOME BEFORE INCOME TAXES               91,170       219,204       310,374           389       310,763       (76,327)      234,436
PROVISION FOR INCOME TAXES               31,008        53,277        84,285        (2,696)       81,589       (27,211)       54,378
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------

INCOME BEFORE MINORITY INTEREST          60,162       165,927       226,089         3,085       229,174       (49,116)      180,058
MINORITY INTEREST                         8,850        84,670        93,520        10,737       104,257             -       104,257
                                    -----------   -----------   -----------   -----------   -----------   -----------   -----------

NET INCOME                          $    51,312   $    81,257   $   132,569   $    (7,652)  $   124,917   $   (49,116)  $    75,801
                                    ===========   ===========   ===========   ===========   ===========   ===========   ===========

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.



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

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     For the Six Months Ended June 30, 2001
                                 (In thousands)

                                                                     Pro Forma
                                     MidAmerican                    MidAmerican
                                       Energy       Disposition       Energy
                                      Holdings      Adjustments      Holdings
                                    ------------   -------------    -----------
                                                      Note (3)
REVENUES:
Operating revenue                     $2,779,952    $  (765,716)     $2,014,236
Interest and other income                 55,871              -          55,871
                                      ----------    -----------      ----------
    Total revenues                     2,835,823       (765,716)      2,070,107
                                      ----------    -----------      ----------
COSTS AND EXPENSES:
Cost of sales                          1,671,807       (628,107)      1,043,700
Operating expense                        550,909        (62,967)        487,942
Depreciation and amortization            237,767        (13,603)        224,164
Interest expense                         242,354         (4,019)        238,335
Less interest capitalized                (52,133)           864         (51,269)
                                      ----------     ----------      ----------
    Total costs and expenses           2,650,704       (707,832)      1,942,872
                                      ----------     ----------      ----------

INCOME BEFORE INCOME TAXES               185,119        (57,884)        127,235
PROVISION FOR INCOME TAXES                54,215        (19,413)         34,802
                                      ----------     ----------      ----------

INCOME BEFORE MINORITY INTEREST          130,904        (38,471)         92,433
MINORITY INTEREST                         52,156              -          52,156
                                      ----------     ----------      ----------
INCOME BEFORE CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING PRINCIPLE      $   78,748     $  (38,471)     $   40,277
                                      ==========     ==========      ==========

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.



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


                       MIDAMERICAN ENERGY HOLDINGS COMPANY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               As of June 30, 2001
                                 (In thousands)

                                                                                             Pro Forma
                                                        MidAmerican      Disposition        MidAmerican
                                                      Energy Holdings    Adjustments      Energy Holdings
                                                      ---------------    -----------      ---------------
                    ASSETS                                                 Note (4)
                    ------

Current Assets:
  Cash and cash equivalents                            $    41,315       $    77,440        $   118,755
  Restricted cash and short-term investments                36,914                 -             36,914
  Marketable securities                                     51,965                 -             51,965
  Accounts receivable                                      606,560          (204,192)           402,368
  Inventory                                                 60,000                 -             60,000
  Other current assets                                     103,123            (5,480)            97,643
                                                       -----------       -----------        -----------
      Total current assets                                 899,877          (132,232)           767,645

Property, plant, contracts and equipment, net            5,318,836          (140,501)         5,178,335
Excess of cost over fair value of
   net assets acquired, net                              3,617,892          (483,138)         3,134,754
Regulatory assets                                          223,356                 -            223,356
Long-term restricted cash and investments                    2,574                 -              2,574
Nuclear decommissioning trust fund and other
   marketable securities                                   161,338                 -            161,338
Equity investments                                         259,634           338,496            598,130
Deferred charges, other investments and other assets       822,202                 -            822,202
                                                       -----------        ----------        -----------
TOTAL ASSETS                                           $11,305,709        $ (417,375)       $10,888,334
                                                       ===========        ==========        ===========

             LIABILITIES AND SHAREHOLDERS' EQUITY
             ------------------------------------
LIABILITIES
Current Liabilities:
 Accounts payable                                      $   429,505        $  (97,212)           332,293
 Accrued interest                                          130,578                 -            130,578
 Accrued taxes                                             106,207                 -            106,207
 Other accrued liabilities                                 263,984           (83,421)           180,563
 Short-term debt                                           102,262                 -            102,262
 Current portion of long-term debt                         232,448                 -            232,448
                                                       -----------        ----------         ----------
   Total current liabilities                             1,264,984          (180,633)         1,084,351

Other long-term accrued liabilities                        950,835          (437,450)           513,385
Parent company debt                                      1,832,221                 -          1,832,221
Subsidiary and project debt                              3,527,601                 -          3,527,601
Deferred income taxes                                      969,296           200,708          1,170,004
                                                       -----------        ----------        -----------
    Total liabilities                                    8,544,937          (417,375)         8,127,562
                                                       -----------        ----------        -----------

Deferred income                                             84,708                 -             84,708
Minority interest                                           13,359                 -             13,359
Company-obligated mandatorily redeemable preferred
  securities of subsidiary trusts                          787,561                 -            787,561
Subsidiary-obligated mandatorily redeemable preferred
  securities of subsidiary trusts                          100,000                 -            100,000
Preferred securities of subsidiary                         131,771                 -            131,771

Shareholders' Equity:
 Zero coupon convertible preferred stock - authorized
   50,000 shares, no par value, 34,563 shares
   issued and outstanding                                        -                 -                  -
 Common stock - authorized 60,000 shares, no par value;
   9,281 shares issued and outstanding                           -                 -                  -
Additional paid in capital                               1,553,073                 -          1,553,073
Retained earnings                                          155,401                 -            155,401
Accumulated other comprehensive loss, net                  (65,101)                -            (65,101)
                                                       -----------        ----------        -----------
   Total shareholders' equity                            1,643,373                 -          1,643,373
                                                       -----------        ----------        -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $11,305,709        $ (417,375)       $10,888,334
                                                       ===========        ==========        ===========


  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

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



                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


(1) The transaction between CE Electric UK and Innogy was consummated in British pounds. The pro forma financial statements herein are presented in United States dollars computed by multiplying the applicable amounts in pounds by exchange rates of 1.5168, 1.4406 and 1.4163 for the statement of operations for the twelve months ended December 31, 2000, the Statement of operations for the six months ended June 30, 2001, and the balance sheet as of June 30, 2001, respectively.

(2) On March 14, 2000, an investor group including Berkshire Hathaway Inc., a director and two executive officers of a predecessor company (the "Investor Group") consummated the acquisition of the predecessor of MidAmerican Energy Holdings Company ("MEHC") (the "Teton Transaction"). The pro forma adjustments included in the Merger Adjustments column reflect the net adjustment to amortiza-tion required to recognize twelve months amortization of goodwill and purchase accounting adjustments related to the Teton Trans-action. Additionally, minority interest reflects $10.2 million of interest expense related to approximately $455 million in 11% nontransferable trust preferred securities invested by Berkshire Hathaway at the closing of the Teton Transaction.

(3) On each pro forma statement of operations presented, the Disposition Adjustments column reflects the elimination of the revenues and expenses related to CE Electric's electricity and gas supply and metering businesses and other properties for the period presented.

(4) The Disposition Adjustments column on the attached pro forma balance sheet reflects the elimination of the assets and liabilities related to CE Electric's electricity and gas supply and metering businesses and other properties as of June 30, 2001, adjusted for liabilities retained by Northern Electric. In addition, it reflects the consideration received from the disposition of the supply and metering businesses and other properties as an equity investment and cash.




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